SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                            November 1st, 2000
                            Date of Report
                  (Date of Earliest Event Reported)


                         PARA MAS INTERNET, INC.
        (Exact Name of Registrant as Specified in its Charter)


             7 East Redwood Street, 5th Floor, Baltimore MD, 21202.
		   (Address of principal executive offices)


                             (410)-779-1006
                    Registrant's telephone number


        Nevada                                         59-3383240
(State of Incorporation)                   (IRS Employer Identification No.)


ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

    (a) Pursuant to a Share Purchase Agreement (the "Agreement") dated as of November 1st, 2000 between International Bible Games Inc. (CFUN) and TransGlobal Financial, the majority shareholder of Para Mas Internet, Inc., a Nevada corporation (PMII or the "Company"), CFUN purchased 30,000,000 of the 44,127,570 outstanding common shares (68%) of PMII.

   The Agreement was adopted by the unanimous consent of the Board of Directors of CFUN on November 1st, 2000.

   Prior to the effectiveness of the Agreement, PMII had an aggregate of 44,127,571 shares of common stock issued.

   The previous officers of PMII, pursuant to the agreement with CFUN, have resigned and new officers and directors have been appointed. (See
"Management")

   A copy of the Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

     (b) The following table contains information regarding the shareholdings of PMII's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of the warrants held by each such person or entity):

                                   Amount of        Percent of
                                   Common Stock     Common Stock
                                   Beneficially     Beneficially
Name                               Owned            Owned


International Bible                30,000,000         68%
Games, Inc.
(7 East Redwood Street, 5th
Floor, Baltimore MD 21202)



ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

        On November 1st, 2000, CFUN acquired 68% of the issued and outstanding common stock of Para Mas Internet, Inc., a Nevada company, through a Purchase Agreement.

OUR HISTORY

International Bible Games Inc. (Can) was originally incorporated on April 11, 1997 under the laws of British Columbia. On November 24, 1997, International and D.T.G. Marketing Inc. (DTO), a company under common control, amalgamated to form a new company, also named International Bible Games Inc. International Bible Games Inc. is also known as CFUN and Business Services. (CFUN)


BUSINESS


A. MISSION STATEMENT

"To be dominant in alternative interactive on-line services, entertainment, web brands and e-commerce throughout the worldwide Christian marketplace."

CFun & Business Services Corp.("the Company") is an entertainment and business service's holding company whose purpose is to develop, source and distribute Christian and family oriented products and services that fill the entertain-ment and business services void in the worldwide Christian marketplace. The Company has two primary lines of business, an interactive ISP, CFun Network ("CFUNNET") and a business services unit, Cbusiness Services Network ("CFUNBIZ).

CFUNNET represents a roll up of International Bible Games, a development stage Canadian company focused on the development and distribution of Bible games. In addition to its proprietary game development, International Bible Games desires to be the top Christian ISP. CFUNNET is divided into three product groups, Internet Service, Bible games (i.e. board, CD and video) and toys (e.g. game action figures like David & Goliath) designed for consumer entertainment and Christian education. The Company's Internet service channel content will include but not be limited to games, comedy, music, fashion, movies, devotion, travel, shopping, news, chat, health, weather, education (i.e. search engine) and fun events.

CFUNNET will distribute its products and services through a worldwide network of churches, Christian organizations and the Christian media (e.g. print, radio, TV) and the Internet. The Company is currently designing and building its web portal. The CFUNNET web portal will be launched in the second quarter of 2001.

CFUNBIZ develops and operates branded business services that operate across multiple services and platforms. Its business services are divided into three major product groups, including financial services, professional services and affinity products. The core focus of CFUNBIZ is stewardship.

Financial services' brands include American Church Funding, a real estate and equipment financing business and Parable Investment Strategies, an investment management and advisory service. Professional services' brands include H&R Auditing and H&R Consulting, professional services firms specializing in providing technical services to churches.

CFUNBIZ is building an affinity program designed to save America's churches significant costs on major and routine purchases, and generate charitable support through rebating. Through the affinity program CFUNBIZ will distribute local and long distance, web hosting, courier services, energy, office products, travel services, vehicle financing, life insurance, annuities, lodging, property insurance, furniture, computers, automobiles, construction materials and printing services.

CFUNBIZ' affinity products and services will be packaged through a unique affinity card, "Talent Card TM11 . The "Talent" represents a form of currency associated with a Parable of Jesus that emphasized the importance of stewardship. The Talent Card TM will be utilized to facilitate all of the above purchases exclusively through an 800 number and the CFUNNET web portal.

Central to the Company's business strategy for its ISP and affinity products and services are strategic alliances and technology. The Company has formed "Pure Synergy Strategic Partners", a pivotal strategic alliance with Winstar Communications, SEI Investments, Lincoln National Life Insurance, PSI Net and the National Parable Project. Additional alliance partnerships are currently being negotiated with unique web content providers and select Fortune 500 business service providers.

In essence, the Company plans to develop a "Dream Team" of strategic partners that are capable of supplying the quality content and products that the Christian consumer demands by utilizing the Company's private labels and proprietary systems.

The Company's current business objectives are to:

(1)	Obtain $5 million of capital to complete the development of its Web portal,
    (ii)  design  and  produce	 marketing  collateral for distribution of 	the
    Company's services to churches, 	and  (iii)  provide  working  capital for
	   general uses.

(2)	Complete  negotiations with strategic web content and Fortune 500 	product
    and service supply companies.

(3)	Recruit other key personnel and staff.

(4)	Implement secondary market strategies 	for expansion into other countries.

B. DOMESTIC CHRISTIAN MARKET

The Christian market in North America is a growing and dynamic market. Statistics compiled by private and special interest groups show the Christian membership growing by 1% annually for the past ten years. Individual membership expenditures on Church products and services have also been increasing. Sectors within the Christian market, such as books and music, have been growing significantly, indicating a strong demand for Christian products.

There are over one hundred thousand independent (i.e. not controlled by a denominational hierarchy) churches in the United States. Although some companies have begun to focus on this market,the Church market remains largely under-served.

The Company's target B2B market is independent Protestant churches represent-ing varying denominations and faiths whose aggregate membership exceeds 75 million people and whose annual purchases of vehicles, energy, telephone services, insurance, travel services, office supplies, office and musical equipment, lodging and entertainment, building supplies and furniture exceed $25 billion annually.

These churches represent the primary independent churches and are a fragmented market where the typical church is controlled by a local pastor or board of trustees. Economies of scale virtually do not exist, creating a major opportunity for the Company.

The Christian consumer market for the Company's ISP, games, toys and array of affinity products and services exceed $ 5 billion annually. Affinity programs that leverage church attendee's purchasing power and provide support to the church do not exist in any material respect and there is a significant void of quality games and toys tailored to the Christian market.

There are two companies currently on the Internet that compete with the Company in select individual services. One is a public company, Crosswalk.com (Nasdaq symbol AMEN) that is a membership life style oriented web site started in 1997 that reportedly has over one million members and the other is a private company, FamilyClick.com that is a web content and ISP venture that was launched in October 1999. Neither company has the product diversity or integrated (i.e. B2B and consumer) business model of the Company. Further, as of the end of March 2000, Crosswalk.com was burning through cash at a rate that would place it in a precarious financial condition by December 31,2000.

America Online, Microsoft and other ISP's also represent competition for the Company's online service provider. However, these companies do not focus their marketing on the Christian niche.

There are also a few Christian game makers that compete with the Company's game products. However, the quality of their games is grossly inferior and their focus is more on religious education than fun.

Competition in the Company's markets is slim. The Company's competitive advantage over its few Christian competitors is its product diversity, controlling relationships and strategic approach. Its advantage over the AOL and Microsoft type ISP's is its family focus, private labels, controlling relationships and tailored web content. Its disadvantages as compared to AOL and Microsoft are the lack of comparable financial and people resources and the lack of brand awareness.

C. INTERNATIONAL CHRISTIAN MARKET

The international market for the Company's products and services encompass Germany, the United Kingdom, Australia, Canada, Japan, Spain, France, South Korea, India, South Africa, China, Italy, Mexico, Philippines, Argentina and Brazil.

Spanish, German, and Japanese account for more than 50% of Non-English language usage on the Internet. Spanish accounts for 20.5% of the Non-English users. CFUN's web-portal and its existing game products will be available in Spanish within the first year of the initial launch.

D. INTERNET MARKET OVERVIEW

The Internet revolution has shocked even the most aggressive number crunchers in the industry. Internet connectivity has found its way into homes and offices three (3) times faster than personal computer market growth. The total number of Internet users is expected to exceed 100 million during the year 2000. Additionally, Internet advertising spending is expected to reach the area of $5.1 billion by the close of the year 2000.

Searches of the word "Christian" reveal over 7.1 million web pages on the Internet. The vast majority of these web pages focus exclusively on ministry or spiritual content and produces minimal web traffic.

There are no dominant companies on the Internet that focus on Christian entertainment and business services, creating an opportunistic entry for the Company.

E. MARKETING STRATEGIES

CFUNNET'S proprietary marketing strategy is a direct, high impact/low cost methodology that will drive the Company's sales, and is designed to:

  (1)	Build  a  predevelopment  subscriber  base of a minimum of one  	hundred
      thousand customers and maximum of one million customers 	through a group
      of high profile churches and clergy who all are a  	part of the National
      Parable Project, a proprietary promotional  	and advisory network formed
      by the Company. The National Parable 	Project is  discussed  in  greater
      detail later in this document.  	The  National Parable Project will also
      be used to build the 	Company's post development subscriber base.

  (2)	Create  immediate consumer awareness of the Company and demand for  	its
      products  through  media  (i.e.  cable  television,  print,  radio  	and
      Internet)  endorsements  by  prominent  clergy, Christian 	athletes  and
      entertainers.  	Separate  Internet  strategies will be employed for each
      major 	product group.

  (3)	Grow  quickly through the acquisition of select competitors and  	unique
      content  providers.  There  are  an array of acquisition  	targets  that
      combined  provide  the Company access to over two  	million  members  or
      unique subscribers/patrons.

  (4)	Exploit the  synergistic  opportunities  of providing web hosting, 	ISP,
      affinity  products and virtual support to the over 7 million  	Christian
      Web page owners through an array of electronic 	advertising and business
      promotions.

  (5)	Promote  the  Company's  products  and  services  to  the members of its
     	corporate  patrons through, direct mail, telemarketing, church  	program
      inserts, ISP features, video/CD presentations and a  	magazine/catalogue
      hybrid known as a "magalogue" that will be  	published  and  distributed
      quarterly.

F. BUSINESS STRATEGIES

The Company has developed key business strategies that will propel its integral operating units forward and set it apart from its competition. These proprietary strategies leverage the Company's superior market knowledge and deep industry experience to deliver value added products that will set a new standard in customer satisfaction and enhance the Company's profitability.

G. MANUFACTURING

Manufacturing of all of the Company's major product groups will be out-sourced to full turnkey operations. The strategic partners that the Company has selected for the manufacturing of its products are all experienced Tier 1 companies in their respective industries.

The primary initial distribution channels will consist of large churches and church associations, Christian and Family Cable TV, the ISP and Internet, and strategic corporate partners. Secondary distribution channels will include Christian bookstores and inhouse church bookstores.


PROPERTY

The Company currently leases an office. The address is 7 East Redwood Street, 5th Floor, Baltimore MD, 21202. Tele:(410)-779-1006. Fax: (410) 625-2832. The
Company signed a 7 year lease on July 1st of 1999 for 8,309.00 a month. The lease is set to expire on June 30th, 2006.

LITIGATION

A Shareholder and consultant to the Company has claimed an additional $60,000 in consulting and management fees, and a one quarter share of the common shares allotted to the pricnipals and founders of the Company. Management has stated that the consulting and management fees have not been substantiated and that the performance criteria for the common share allotment was never established. Management intends to vigorously defend any claim for the additional consulting and management fees and the claim on the share of principal and founders shares.

MARKET FOR PARA MAS'S SECURITIES

Para Mas's common stock is traded on the OTC Bulletin Board operated by Nasdaq, under the symbol PMII. Up to now, there has not been an active market in the Company's stock. There can be no assurance that an active market will develop for the stock of Para Mas.

    The following table represents the average prices for the Company's common stock:

                        Opening    High       Low        Closing
                        Price      Bid        Bid        Bid       Volume

June-October             2.000      2.000      1.125      1.625     8,000
April-June		             2.125      2.000	     0.000 	    1.187       500
Jan-March, 2000          1.500      2.562      0.000      2.125    14,600
October-Dec., 1999       3.000      3.000      1.500      1.500     5,700
July-September, 1999     0.125      2.000      0.000      3.000     1,500
April-June, 1999         0.125      0.125      0.125      0.125        0
Jan-March, 1999          0.125      0.125      0.125      0.125        0
October-Dec., 1998        0.25       0.25       0.00      0.125       100
July-September, 1998      0.25       0.25       0.25       0.25        0
April-June, 1998          0.25       0.25       0.25       0.25       300
Jan-March, 1998           0.25       0.25       0.25       0.25        0


MANAGEMENT

Name		                     		Age           Title

Montel R. Hill               38            President/Director
Don McFadyen                 51            Secretary/Treasurer/Director
Mary Wiens                	  54         	  Director



SENIOR MANAGEMENT BIOGRAPHIES

MONTEL R. HILL, PRESIDENT/DIRECTOR


Montel R. Hill is a certified public accountant, registered investment advisor, stock broker and has served as the president and chief executive officer of H&R Consulting since inception in 1992. After graduating with honors from Morgan State University in May 1984, Montel began his professional career at Ernst & Young, a Big Six CPA firm. During his career at E&Y, he developed
a   specialization  in  financial  services  and  was  noted  as  one  of  few professionals in the United States with a unique understanding of certain complex debt and equity financings (e.g. credit card securitizations and ADC real estate financings). Additionally, Montel 0was directly involved in over $4 billion of debt and equity financings and headed several E&Y engagement teams that reviewed the commercial real estate portfolios (for potential losses) of large banking and insurance clients representing over $ 10 billion of combined real estate loans.

Recognizing the importance of American churches and the significant need of professional services, in January 1992, Montel left Ernst & Young to start H&R Consulting, a professional services firm that specializes in providing its services primarily to churches and clergy throughout the United States. While H&R Consulting provides routine professional services (e.g. auditing, accounting, etc.) its forte is specialized consulting services. Among the various consulting assignments, H&R Consulting has (1) assisted churches throughout the United States in acquiring over $ 200 million of bank loans for construction and/or acquisition; and (2) helped churches diversify their operations into the ownership of media properties (e.g. radio stations), commercial properties and other community properties.

During 1998, Montel and H&R Consulting were engaged by International Bible Games (IBG), a Canadian company, to assist in the development of marketing and business strategies for IBG. Montel positioned IBG for the market and developed the Company's business, strategic technology partners and this business plan.

Montel is a frequent speaker in church conferences and community development forums. Montel has served as a keynote speaker for the National Baptist Convention, USA, COGIC, Full Gospel Baptist Convention, various AME conferences, economic summits in West Palm Beach and the Miami chamber of commerce.


DON McFADYEN, SECRETARY/TREASURER/DIRECTOR

From June 30, 1998 to present, Mr. McFadyen served as President and Director of International Bible Games Inc., a private Canadian company with the head office in Vancouver, Canada. Mr. McFadyen's mandate was to align the company with strategic business partners and position the company for fast growth and expansion on the international market. McFadyen also researched and developed business propositions and aided the company through a corporate restructure.

Prior to this position, from 1994 to 1998, Mr. McFadyen was licensed as a Realtor and Sub-Mortgage Broker in the province of British Columbia, and actively marketed real estate development projects which included residential and commercial properties.

Mr. McFadyen's management career started in 1974 with Dylex Diversified, a Large Multi National retail chain. While working towards a Certified General Accounting designation, Mr. McFayden continued his career in retail and held positions as Controller, General Manager, and Senior Marketing Executive.

In these positions Mr. McFadyen was responsible for corporate fiscal matters, installation of accounting systems, staff management, corporate strategic planning and general management.

McFadyen holds a Realtor and Sub-Mortgage Broker's license and has successfully written examinations for the 915 Real Estate Agents license and The Canadian Securities course. Mr. McFadyen has applied management skills and has taught time management and leadership skills in seminar settings.



MARY WIENS, DIRECTOR

Mrs. Wiens worked in research and development for Destination TBG Marketing & Development Corp., an Alberta Corporation. Also a Co-founder of Destination Thee Bible Game. Mrs. Wiens worked in Office Administration managing general office staff. She has a background in Christian Community in music and Bible study and worked as a Secretary and Director of LBG since April of 1997. Mrs. Wiens was also an officer and director of DTG from January of 1996 to 1997.

EXECUTIVE COMPENSATION

No Officers or Directors receive compensation for services as officers and directors of PMII at this time. However, Mr. McFayden has received executive compensation paid for services as officers and directors of CFUN in the past. It is the plan, however, of CFUN to create management agreements with all the officers and directors which are comparable to compensation plans for officers and directors in similar companies. The Company also has the intentions of creating a stock option plan for its officers and directors within SEC guidelines.

Name and Principal Position	  Year	    Salary     	Bonus	   Other
	                                                           Annual
                                                          Compensation


Don McFadyen                  1998     $36,000      $0       $0
"                   "         1999     $36,000      $0       $0
"                   "         2000     $40,000      $0       $0


RELATED TRANSACTIONS

None



FORWARD LOOKING STATEMENTS AND RISK FACTORS

The  body  of  this  8-K  filing  includes  statements  that  are  not  purely
historical  and  are  "forward-looking  statements"   within  the  meaning  of
Section 27A   of   the  Securities   Act   of   1934,  as  amended,  including
statements  regarding  the  Company's  expectations,  beliefs,  intentions  or
strategies   regarding  the  future.  This    8K    contains   no    projected
financial   statements.  Often   you   can  recognize these statements because
we use words such as "believe," "anticipate," "intend," "estimate", "plan" and "expect" in the statements. Our actual performance in 2000 and beyond could differ materially from the forward-looking statements contained in this filing. However, we are not obligated to release publicly any revisions to the forward-looking statements contained in this prospectus. All statements
other  than   historical   fact  contained  in  this  Registration  Statement,
including,   without  limitation,  statements   regarding  future  product and
service   developments,   acquisition   strategies,   strategic    partnership
expectations,   technological   developments,   implementation   of  marketing
plans,  research  and  development  programs  and   distribution   plans,  are
forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available to the Company on the date hereof, and the Company assumes no obligation to update such forward-looking statements. Although the Company believes that the assumptions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct or that the Company will take any actions that may presently be planned.

RISKS RELATED TO OUR BUSINESS

As with all start-up business ventures there are risks associated with the introduction of the Company's products to the market. Some of the risks considered include:

	The anticipated number of subscriptions sold may not be reached; thus revenues to the Company's may be below expected levels.

	A lack of capital funds could impede the growth of the Company  and not allow it to complete the implementation of its business strategy.

	Manufacturing risks include:

- an inability to meet game printing runs for the Christmas season;

- Unforeseen interruptions in strategic partner operations; and

- an inability to meet high volume product demand.

	Existing  and  future competing Companies pose a risk. These risks  may  also involve  a  company  duplicating,  outside  of  the registered  copyright  and trademark, web content or business services similar to the Company.

Changes in the economy pose risks in terms of consumer spending on the Company's products and services.

Inability to hire and maintain quality management.


ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

        Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not applicable.

ITEM 5.     OTHER EVENTS

        Not applicable

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

        On November 1, 2000, all the current officers and directors resigned after appointing the new officers and directors. (See "Management" under Item
2)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired.



(c)  Exhibits.

10.1		Share Purchase Agreement (International Bible Games	Inc. and TransGlobal)


SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



						/s/_________________________
						Montel R. Hill, President
						Date:


						/s/_________________________
						Don McFayden, Secretary/Treasurer
						Date:

						/s/_________________________
						Mary Wiens, Director
      Date: